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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                October 15, 2003
                                ----------------
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)

                  Delaware                                  0-29279                              16-1550742
                  --------                                  -------                              ----------
 (State or other jurisdiction of incorporation     (Commission File Number)       (IRS Employer Identification No.)
               or organization)
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            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)



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                                      - 2 -

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.



         On October 15, 2003, the Audit Committee of Choice One Communications
Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the independent accountants for the Company.

         The report of PwC on the Company's consolidated financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles except that PwC's report contained an explanatory paragraph for an uncertainty regarding the Company's ability to continue as a going concern. PwC did not render a report on the Company's consolidated financial statements for the fiscal year ended December
31, 2001 because the firm of Arthur Andersen LLP was then engaged as the Company's independent accountants.

         During the fiscal year ended December 31, 2002 and through October 15, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with their report on the financial statements. In addition, during the fiscal year ended December 31, 2002 and through October 15, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided PwC with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16 is a copy of PwC's letter, dated October 20, 2003, stating its agreement with such statements.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



         (c)      Exhibits

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
   Exhibit No.                                      Description
   -----------                                      -----------

         16                Letter from PricewaterhouseCoopers LLP to the Securities and Exchange
                           Commission dated October 20, 2003

         99.1              Press Release dated October 20, 2003
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                                      - 3-


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHOICE ONE COMMUNICATIONS INC.


Dated:  October 20, 2003          By:    /s/ Ajay Sabherwal
                                         -------------------------------------
                                  Name:    Ajay Sabherwal
                                  Title:   Executive Vice President, Finance
                                           and Chief Financial Officer